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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                      Date of Report: March 4, 1998

                      OLD KENT FINANCIAL CORPORATION
                       (Exact name of registrant as
                           specified in charter)


                 MICHIGAN            0-12216          38-1986608
         (State of Incorporation)  (Commission       (IRS Employer
                                   File Number)    Identification no.)

           111 LYON STREET, N.W.
          GRAND RAPIDS, MICHIGAN                         49503
 (Address of principal executive offices)              (Zip Code)


                      Registrant's telephone number,
                    including area code: (616) 771-5000

















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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          This Form 8-K is filed solely for the purpose of filing exhibits that will be incorporated by reference in the registrant's Form 10-K Annual Report for its fiscal year ended December 31, 1996, and other future filings.

     (c)  Exhibits:

          NUMBER              EXHIBIT

          4.7 GUARANTEE AGREEMENT, DATED AS OF AUGUST 21, 1997, BETWEEN OLD KENT AND BANKERS TRUST COMPANY.

          10.5      OLD KENT EXECUTIVE RETIREMENT INCOME PLAN AND RELATED
                    TRUST.

          10.6      AMENDMENT TO OLD KENT EXECUTIVE RETIREMENT INCOME PLAN.

          10.7      OLD KENT EXECUTIVE THRIFT PLAN AND RELATED TRUST.

          10.9      OLD KENT DEFERRED COMPENSATION PLAN AND RELATED TRUST.

          10.15     AMENDMENT TO OLD KENT DIRECTORS' DEFERRED
                    COMPENSATION PLAN.

          10.20 EXECUTIVE SEVERANCE AGREEMENTS. The form of Executive Severance Agreement was previously filed as Exhibit 10.17 to Old Kent's Form 8-K filed March 5, 1997. Here incorporated by reference.
                    An updated participant schedule is attached as
                    Exhibit 10.20.

          10.21 EXECUTIVE SEVERANCE AGREEMENTS. The form of Executive Severance Agreement was previously filed as Exhibit 10.18 to Old Kent's Form 8-K filed March 5, 1997. Here incorporated by reference.
                    An updated participant schedule is attached as
                    Exhibit 10.21.

          10.22     INDEMNITY AGREEMENT. The form of Indemnity
                    Agreement was previously filed as Exhibit 10(c) to Old Kent's Form 10-Q Quarterly Report for the fiscal quarter ended June 30, 1997. Here incorporated by reference. A participant schedule is attached as Exhibit 10.22.

          21        SUBSIDIARIES OF REGISTRANT.



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                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   OLD KENT FINANCIAL CORPORATION



                                   By:   /s/Albert T. Potas
                                         Albert T. Potas
                                         Senior Vice President


Dated:  March 4, 1998
































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                               EXHIBIT INDEX


EXHIBIT NO.                   DOCUMENT

     4.7 GUARANTEE AGREEMENT, DATED AS OF AUGUST 21, 1997, BETWEEN OLD KENT AND BANKERS TRUST COMPANY.

     10.5        OLD KENT EXECUTIVE RETIREMENT INCOME PLAN AND RELATED TRUST.

     10.6        AMENDMENT TO OLD KENT EXECUTIVE RETIREMENT INCOME PLAN.

     10.7        OLD KENT EXECUTIVE THRIFT PLAN AND RELATED TRUST.

     10.9        OLD KENT DEFERRED COMPENSATION PLAN AND RELATED TRUST.

     10.15       AMENDMENT TO OLD KENT DIRECTORS' DEFERRED COMPENSATION PLAN.

     10.20 EXECUTIVE SEVERANCE AGREEMENTS. The form of Executive Severance Agreement was previously filed as Exhibit 10.17 to Old Kent's Form 8-K filed March 5, 1997. Here incorporated by reference. An updated participant schedule is attached as
                 Exhibit 10.20.

     10.21 EXECUTIVE SEVERANCE AGREEMENTS. The form of Executive Severance Agreement was previously filed as Exhibit 10.18 to Old Kent's Form 8-K filed March 5, 1997. Here incorporated by reference. An updated participant schedule is attached as
                 Exhibit 10.21.

     10.22 INDEMNITY AGREEMENT. The form of Indemnity Agreement was previously filed as Exhibit 10(c) to Old Kent's Form 10-Q Quarterly Report for the fiscal quarter ended June 30, 1997. Here incorporated by reference. A participant schedule is attached as Exhibit 10.22.

     21          SUBSIDIARIES OF REGISTRANT.












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